Exhibit 10.1

                               SECOND AMENDMENT TO
                           CREDIT AGREEMENT AND WAIVER


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER dated as of June 29, 1999 (the "Amendment") is entered into among Worldtex, Inc., a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower, as Guarantors, the Lenders party thereto and NationsBank, N.A., as Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

                                    RECITALS
                                    --------

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of December 1, 1997, as amended by that certain First Amendment to Credit Agreement dated as of March 29, 1999 (as further amended and modified from time to time, the "CREDIT AGREEMENT");

     WHEREAS, the Borrower acknowledges that an Event of Default currently exists under the Credit Agreement (the "EXISTING DEFAULT") as a result of the failure of the Borrower and its Domestic Subsidiaries to comply with the terms of Section 7.9(c) of the Credit Agreement as of the fiscal quarter ending March 31, 1999;

     WHEREAS, the Borrower has requested that the Lenders waive the Existing Default and continue to make available to the Borrower the Loans provided under the Credit Agreement;

     WHEREAS, the Lenders are willing to waive the Existing Default subject to the terms and conditions specified in this Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. REAFFIRMATION OF EXISTING DEBT. The Credit Parties acknowledge and confirm (a) that the Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (b) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (c) that, to the best of their knowledge, the Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (d) by entering into this Amendment, the Lenders do not waive (except as specifically provided in Section 2 hereof) or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

     2. WAIVER. Subject to the other terms and conditions of this Amendment, the Agent and the Lenders hereby waive the Existing Default. Except for the waiver contained herein, this Amendment does not modify or affect the obligations of the Credit Parties to comply fully with all terms, conditions and covenants contained in the Credit Documents. This waiver is limited solely to the Existing Default as of the date thereof, and nothing contained in this Amendment shall be deemed to constitute a waiver of any other rights or remedies the Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

     3.  AMENDED DEFINITION.

         (a) The definition of "CURRENT RATIO" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "CURRENT RATIO" means, as of the last day of any fiscal quarter of the Borrower, with respect to the Borrower and its Subsidiaries on a consolidated basis, the ratio of Current Assets on such day to Current Liabilities on such day.

     4. CURRENT RATIO. Section 7.9(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         (a) CURRENT RATIO. There shall be maintained with respect to the Borrower and its Subsidiaries as of the end of each fiscal quarter to occur during the periods shown, a Current Ratio greater than:

         (i) From April 1, 1999 to and  including  March 30, 2000,  2.35 to 1.0;
     and

         (ii) From March 31, 2000 and thereafter, 2.75 to 1.0.

     5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions:

         (a) The Agent shall have received original counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Lenders; and

         (b) The Agent shall have received an opinion from the counsel to the Credit Parties as to authority, enforceability and such other matters as may be required by the Agent.

     6.  MISCELLANEOUS.

         (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

         (b) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

         (c) The Borrower and the Guarantors hereby represent and warrant as follows:

         (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

         (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

         (d) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in
     Section 6 of the Credit Agreement and in each other Credit Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

         (e) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         (f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

         (g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                  [remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                    WORLDTEX, INC., a Delaware corporation


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    REGAL MANUFACTURING COMPANY, INC., a
                                    Delaware corporation


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    ELASTIC CORPORATION OF AMERICA, INC., a
                                    Delaware corporation


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    WTX COLOMBIA II, INC., a Delaware
                                    corporation


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    WTX COLOMBIA I, INC., a Delaware corporation


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                             [SIGNATURES CONTINUE]

                                    WILLCOX & GIBBS FILIX OF DELAWARE, INC., a
                                    Delaware corporation


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    REGAL YARNS OF ARGENTINA, INC., a North
                                    Carolina corporation


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    NATIONSBANK, N.A., individually in its
                                    capacity as a Lender and in its capacity as the Agent


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________


                                    BANQUE NATIONALE DE PARIS


                                    By:________________________________________
                                    Name:______________________________________
                                    Title:_____________________________________